Exhibit 4.1

AO APPLIED OPTOELECTRONICS, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE SEE REVERSE SIDE FOR CERTAIN DEFINITIONS FULLY PAID AND NON-ASSESSABLE COMMON SHARES, $0.001 PAR VALUE, OF APPLIED OPTOELECTRONICS, INC. transferable on the books of the Corporation byCthe hOolder Mhereof iMn persoOn or bNy Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by facsimile signatures of its duly authorized officers. Dated: SEAL 2013 ★ PRESIDENT AND CEO GENERAL COUNSEL AND SECRETARY AMERICAN FINANCIAL PRINTING INCORPORATED – MINNEAPOLIS L O COUNTERSIGNED AND REGISTERED: CONTINENTAL STOCK TRANSFER & TRUST COMPANY TRANSFER AGENT AND REGISTRAR BY AUTHORIZED SIGNATURE P THIS CERTIFIES THAT is the owner of CUSIP 03823U 10 2

This Certificate and the shares represented hereby are issued and shall have the rights specified in and be held subject to all of the provisions of the Articles of Incorporation and the Bylaws of said Corporation and any amendments and restatements thereof, to all of which the holder of this Certificate, by acceptance hereof, assents and agrees to be bound. A statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes or series of the Corporation’s capital stock and upon the holders thereof as established by said Articles of Incorporation and Bylaws and a statement of the number of shares constituting each class or series of stock and the designation thereof, may be obtained by any shareholder, upon request and without charge, at the principal office of the Corporation. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: UTMA – Custodian TEN COM TEN ENT JT TEN – as tenants in common – as tenants by entireties – as joint tenants with right of survivorship and not as tenants in common (Cust) (Minor) under Uniform Transfers to Minors Act (State) Additional abbreviations may also be used though not in above list. For value received hereby sell, assign, and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE) Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated X X NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE GUARANTEED ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (“STAMP”), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM (“MSP”), OR THE STOCK EXCHANGES MEDALLION PROGRAM (“SEMP”) AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.